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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2005

OPTEUM MORTGAGE ACCEPTANCE CORPORATION (as company under a Pooling and Servicing Agreement, dated as of January 1, 2005, providing for, inter alia, the issuance of Asset-Backed Pass-Through Certificates, Series 2005-1)


                     OPTEUM MORTGAGE ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                    333-120965               90-0098699
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)


         W. 115 Century Road
         Paramus, New Jersey                                      07652
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(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code, is (201) 225-2006


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  8.1      Opinion of Thacher Proffitt & Wood

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          OPTEUM MORTGAGE ACCEPTANCE CORPORATION


                                          By: /s/ Frank Plenskofski
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                                          Name:  Frank Plenskofski
                                          Title: Vice President and Treasurer


Dated: February 10, 2005

                                   EXHIBIT 8.1